SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a)
                OF THE SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. )
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                     Filed by the Registrant                             / X /
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              Filed by a party other than the Registrant                 /   /
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Check the appropriate box:
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/   /  Preliminary Proxy Statement
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/   /  Confidential, for Use of the Commission Only (as
----   permitted by Rule 14a-6(e)(2))
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/ X /  Definitive Proxy Statement
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/   /  Definitive Additional Materials
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/   /  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----   Sec. 240.14a-12


                  PUTNAM U.S. GOVERNMENT INCOME TRUST
           (Name of Registrant as Specified In Its Charter)

             (Name of Person(s) Filing Proxy Statement,
                    if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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/   /  Fee computed on table below per Exchange Act Rule 14a
----   6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

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/   /  Fee paid previously with preliminary materials.
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/   /  Check box if any part of the fee is offset as provided by Exchange Act
---- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important information For shareholders of:

PUTNAM U.S. GOVERNMENT INCOME TRUST

This document contains your proxy statement and proxy card. Your proxy tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 5.

We urge you to carefully review the proxy statement, and record your voting instructions by using any of the methods shown on your proxy card. When shareholders don't return their proxies in sufficient numbers, we have to make follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us.

PUTNAM INVESTMENTS

[SCALE LOGO OMITTED]


Table of contents

A Message from the Chairman                        1

Notice of Shareholder Meeting                      3

Trustees' Recommendations                          5


PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.

A Message from the Chairman

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]

Dear Shareholder:

I am writing to you to ask for your vote on important matters that affect your investment in your fund. While you are, of course, welcome to join us at your fund's shareholder meeting, most shareholders cast their vote by either filling out and signing the enclosed proxy card, by calling or by voting via the Internet. We are asking for your vote on the following matters: (1) approving an amendment to eliminate the fund's fundamental investment policy that requires the fund to invest only in bonds that are backed by the full faith and credit of the United States; (2) approving an amendment to the fund's fundamental investment restriction with respect to borrowing; and (3) approving an amendment to the fund's fundamental investment restriction with respect to making loans. Please see page 6 for a full description of the proposals.

Your fund's investment managers have recommended the proposed changes in order to provide greater investment flexibility. In particular, the elimination of the fund's policy restricting its investments to bonds guaranteed by the United States would allow the fund to take advantage of the substantial growth in markets for other types of U.S. government bonds that has occurred since the inception of the fund. Such a change in investment policy would lead to slightly greater credit risk associated with high-quality non-guaranteed instruments, but your fund's investment manager believes that the higher yield and greater supply of these types of U.S. government bonds outweigh any such risk.

We realize that most shareholders will not be able to attend the Fund's meeting. However, we do need every shareholders' vote. We urge you to record your voting instructions by telephone, on the Internet or completing, signing and returning the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and the telephone and Internet voting instructions are listed at the top of your proxy card.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about the proposals, please call 1-800-225-1581, or call your financial advisor.

Sincerely yours,

/S/JOHN A. HILL
John A. Hill, Chairman


PUTNAM U.S. GOVERNMENT INCOME TRUST

Notice of meeting of shareholders

* This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam U.S. Government Income Trust:

The Meeting of Shareholders of your fund will be held on December 12, 2002 at 11:00 a.m., Boston time, on the eighth floor of the principal offices of the fund, located at One Post Office Square, Boston, Massachusetts, to consider the following:

1. Approving an amendment to eliminate the fund's fundamental investment policy that requires the fund to invest only in bonds that are backed by the full faith and credit of the United States. See page 6.

2. Approving an amendment to the fund's fundamental investment restriction with respect to borrowing. See page 8.

3. Approving an amendment to the fund's fundamental investment restriction with respect to making loans. See page 10.

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter                  John H. Mullin, III
Charles B. Curtis                  Robert E. Patterson
Ronald J. Jackson                  A.J.C. Smith
Paul L. Joskow                     W. Thomas Stephens
Elizabeth T. Kennan                W. Nicholas Thorndike
Lawrence J. Lasser

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

October 1, 2002

Proxy statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-1581 or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam U.S. Government Income Trust for use at the Meeting of Shareholders of the fund to be held on December 12, 2002, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page). The Notice of Meeting, the proxy and the Proxy Statement are being mailed on or about October 7, 2002.

* How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1. For approving an amendment to eliminate the fund's fundamental investment policy that requires the fund to invest only in bonds that are backed by the full faith and credit of the United States. See page 6.

2. For approving an amendment to the fund's fundamental investment restriction with respect to borrowing. See page 8.

3. For approving an amendment to the fund's fundamental investment restriction with respect to making loans. See page 10.

* Who is eligible to vote?

Shareholders of record at the close of business on September 13, 2002 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

1. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT POLICY TO ELIMINATE THE REQUIREMENT THAT THE FUND INVEST ONLY IN BONDS THAT ARE BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES.

The Trustees are recommending that the fund's fundamental investment policy to invest only in bonds that are backed by the full faith and credit of the United States be eliminated. The fund's Trustees would then substitute a new investment policy that would permit investments in the fixed-income securities of other federal agencies or government-sponsored entities in addition to those backed by the full faith and credit of the United States. This new investment policy would be non-fundamental, meaning that the Trustees would be permitted to change it in the future without shareholder approval.

The fund's prospectus sets forth the fund's current investment policy as indicated below. The fundamental policy we propose to change is shown in italics:

"We invest in bonds that

* are obligations of the U.S. government, its agencies and instrumentalities;

* are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds
  (a policy that cannot be changed without approval of the fund's shareholders); and

* have intermediate to long-term maturities (three years or longer)."

If shareholders approve the proposal, the fundamental investment restriction shown in italics above would be replaced by the following non-fundamental investment restriction:

* are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by the credit of a federal agency or government-sponsored entity, such as Fannie Mae mortgage-backed bonds;

Since its founding in 1984, Putnam U.S. Government Income Trust has sought high current income by investing exclusively in securities backed by the full faith and credit of the United States. These securities include U.S. Treasury bonds, bills and notes and mortgage-backed securities issued by the Government National Mortgage Association (Ginnie Maes). When the fund was first established, Ginnie Maes represented approximately 75% of the market for mortgage-backed securities. Recently their share of the market has fallen to less than 20%. Over the last 18 years, the supply and variety of mortgage-backed securities issued by the Federal National Mortgage Association (Fannie
Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) has expanded dramatically. Accordingly, your fund's investment manager proposed to the Trustees that they recommend to the shareholders that this restriction be changed and that the fund be permitted to invest in any U.S. government or agency-issued securities. Such securities would include mortgage-backed securities or other types of asset-backed securities.

Putnam Management believes that maintaining the restriction to invest only in bonds backed by the full faith and credit of the United States no longer makes sense in light of developments in the mortgage-backed securities marketplace. Like Ginnie Mae bonds, Fannie Mae and Freddie Mac mortgage-backed bonds are issued by government-chartered agencies or other entities such as corporations and are backed by pools of home mortgages financed by the relevant agency. While Fannie Mae and Freddie Mac bonds are considered to be high quality securities they are not guaranteed by the United States government and therefore present slightly greater credit risk than the fund's current investments. Putnam Management believes that the higher yield and greater supply of Fannie Maes and Freddie Macs outweigh any increased risk. Restricting the fund to Ginnie Maes has limited the range of coupons and maturities that the fund may invest in, thereby making it more difficult for the fund's management team to add value through security selection. Unlike Ginnie Maes, however, Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the United States. For that reason, the fund cannot, as a matter of fundamental investment policy, invest in such securities.

The fund would continue to be permitted to invest in forward contracts and repurchase agreements and would also be permitted to invest in derivatives, including futures, options or swaps, to conform it to Putnam's other investment-grade government funds.

If the proposal is approved, the fund would remain in the Lipper Ginnie Mae universe, which means that ordinarily 65% of the fund's assets would be invested in Ginnie Maes. The remainder would be invested in U.S. Treasury bonds or other government mortgage-backed securities chosen by Putnam's Core Fixed-Income Team.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

2. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING.

The Trustees are recommending that the fund's fundamental investment restriction with respect to borrowing be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum flexibility permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may borrow up to 33 1/3% of its total assets. The fund's current restriction is more restrictive, and states that the fund may not:

"Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased."

The proposed fundamental investment restriction is set forth below.

"The fund may not...

Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made."

If the proposed change is approved, the fund will be able to borrow up to the 1940 Act limit. The fund will no longer be restricted to borrowing only for redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks. The new restriction would not prohibit the fund from borrowing for leveraging purposes, although Putnam Management currently has no intention of borrowing for such purposes. If the fund were to borrow money for the purposes of leverage, its net assets would tend to increase or decrease at a greater rate with market changes than if leverage were not used.

Putnam believes that this enhanced flexibility could assist the fund in achieving its investment objective. In circumstances in which the fund's available cash is not sufficient to meet, among other things, shareholder redemptions, Putnam believes that it may be advantageous at times for the fund to borrow money instead of raising cash by selling its portfolio securities, which could be disruptive to the fund's investment strategy.

In a separate proposal (see Proposal 3 below), shareholders of the fund are being asked to approve an amendment to the fund's restriction on making loans. The proposed revisions would, subject to the limitations discussed below, permit the fund to participate in a proposed "interfund lending program," which would allow the fund, through a master loan agreement, to lend available cash to and borrow from other Putnam funds. As stated above, the fund may currently borrow money only from banks. When the fund borrows money from a bank, it typically pays interest on such borrowing at a higher rate than the rate available from investments in repurchase agreements. The fund would be able to borrow money under the interfund lending program only if the rate on the loan is more favorable to the fund than the interest rates otherwise available for short-term bank loans, in addition to being more favorable to the lending fund than available repurchase agreement rates. Putnam believes that the ability to engage in such borrowing transactions will allow the fund to pay lower interest rates on its borrowings. The fund could, in certain circumstances, have its loan recalled by a lending fund on one day's notice. In these circumstances, the fund might have to borrow from a bank at a higher interest rate if loans were not available from other Putnam funds.

Since the Putnam funds may be considered affiliated parties, interfund lending may be prohibited by the 1940 Act and would be implemented only in reliance upon, and under the provisions of, an exemptive order that we have received from the SEC.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MAKING LOANS.

The Trustees are recommending that the fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other Putnam funds and to clarify that the fund is permitted (subject to the limitations discussed above) to participate in the proposed interfund lending program described in Proposal 2. The current restriction states that the fund may not:

"Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

The proposed fundamental investment restriction is set forth below.

"The fund may not...

Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities."

If the proposal is approved, the fund would be able to participate in an interfund lending program and make loans to other Putnam funds for short-term purposes. As stated in Proposal 2, the fund would only make loans under the program if it could receive an interest rate higher than those available for repurchase agreements. There is a risk that the fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the fund would not necessarily have received collateral for its loan. A delay in obtaining prompt payment could cause the fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

Further information about voting and the meeting

Quorum and methods of tabulation. Thirty-percent of the shares entitled to vote constitutes a quorum, for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Votes cast by proxy or in person at the Meeting will be counted by persons appointed by your fund as tellers for the Meeting. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a vote "against" the proposals.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Investment Management, LLC, Putnam Fiduciary Trust Company, and Putnam Retail Management Limited Partnership may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm, D.F. King & Co., Inc., call you to record your voting instructions by telephone. If you wish to speak to a D.F. King representative, call 1-800-735-3428. The procedures for voting proxies by telephone are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number D.F. King & Co., Inc. has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by Automated Telephone Service. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet or by Automated Telephone Service, you will need the "control" number that appears on your proxy card. To use the Internet, please access the Internet address listed on your proxy card. To record your voting instructions via Automated Telephone Service, call the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund's Trustees have adopted a policy of maintaining confidentiality in the voting of proxies. Consistent with that policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its own expense D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $8,500 plus reasonable out-of-pocket expenses for mailing and phone costs. The expenses of the preparation of the proxy statements and related materials, including printing and delivery costs, are borne by the fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund,
(ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person.

Date for receipt of shareholders' proposals. Your fund does not hold regular shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement. The Nominating Committee will also consider nominees recommended by shareholders of the fund to serve as Trustees, provided that shareholders submit their recommendations within a reasonable time before the fund prints and mails its proxy statement. Also, SEC rules permit management to exercise discretionary authority to vote on shareholder proposals not included in the fund's proxy statement if the proponent has not notified the fund of the proposal a reasonable time before the fund mails its proxy statement. All shareholder proposals must also comply with other requirements of the SEC's rules and the fund's declaration of trust.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request and without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Fund information

Putnam Investments. Putnam Investment Management, LLC, the fund's investment manager, is a subsidiary of Putnam Management Trust, which is in turn owned by Putnam LLC. Putnam LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian and Putnam Retail Management Limited Partnership, the fund's principal underwriter, are also subsidiaries of Putnam LLC. The address of Putnam Investments Trust, Putnam LLC, Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership and Putnam Fiduciary Trust Company is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

Limitation of Trustee liability. The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam, LLC, Messrs. Putnam, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to George Putnam and Lawrence
J. Lasser, the other officers of your fund are as follows:

                                         Year first
Name (date of birth)                     elected       Business experience
Office with the fund                     to office     during past 5 years
-------------------------------------------------------------------------------
Charles E. Porter (7/26/38)              1989          Managing Director,
Executive Vice President,                              Putnam Investments
Treasurer & Principal Financial Officer                and Putnam Management
-------------------------------------------------------------------------------
Patricia C. Flaherty (12/1/46)           1993          Senior Vice President,
Senior Vice President                                  Putnam Investments
                                                       and Putnam Management
-------------------------------------------------------------------------------
Michael T. Healy (1/24/58)               2000          Managing Director,
Assistant Treasurer &                                  Putnam Investor Services
Principal Accounting Officer                           and Putnam Investments
-------------------------------------------------------------------------------
Gordon H. Silver (7/3/47)                1990          Senior Managing Director,
Vice President                                         Putnam Investments
                                                       and Putnam Management
-------------------------------------------------------------------------------
Ian Ferguson (7/3/57)                    1997          Senior Managing Director,
Vice President                                         Putnam Investments
                                                       and Putnam Management
-------------------------------------------------------------------------------
Stephen Oristaglio (8/21/55)             1998          Senior Managing Director,
Vice President                                         Putnam Investments
                                                       and Putnam Management
-------------------------------------------------------------------------------
Kevin Cronin (6/13/61)                   2001          Managing Director,
Vice President                                         Putnam Investments
                                                       and Putnam Management
-------------------------------------------------------------------------------
Richard G. Leibovitch (10/31/63)         1999          Managing Director,
Vice President                                         Putnam Investments
                                                       and Putnam Management.
                                                       Prior to February 1999,
                                                       Managing Director at
                                                       J.P. Morgan
-------------------------------------------------------------------------------
Brett C. Browchuk (2/27/63)              1994          Managing Director,
Vice President                                         Putnam Investments
                                                       and Putnam Management
-------------------------------------------------------------------------------
Richard A. Monaghan* (8/25/54)           1998          Managing Director,
Vice President                                         Putnam Investments,
                                                       Putnam Management and
                                                       Putnam Retail Management
-------------------------------------------------------------------------------
John R. Verani (6/11/39)                 1988          Senior Vice President,
Vice President                                         Putnam Investments
                                                       and Putnam Management
-------------------------------------------------------------------------------
* President of Putnam Retail Management


Shares outstanding of your fund as of August 31, 2002
-------------------------------------------------------------------------------
Common shares:
-------------------------------------------------------------------------------
Class A                                                             181,781,892
Class B                                                              50,046,287
Class C                                                               3,800,461
Class M                                                              11,929,998
Class Y                                                               5,362,557
-------------------------------------------------------------------------------

5% beneficial ownership of your fund as of August 31, 2002

-------------------------------------------------------------------------------
Class   Shareholder Name and Address                 Percentage Owned
-------------------------------------------------------------------------------
A       Edward D. Jones
        PO Box 2500
        Maryland Heights, MO 63043                        5.60%
-------------------------------------------------------------------------------
B       Merrill, Lynch, Pierce, Fenner & Smith
        165 Broadway
        One Liberty Plaza
        New York, New York 10006                          5.20%
-------------------------------------------------------------------------------
C       Merrill, Lynch, Pierce, Fenner & Smith
        165 Broadway
        One Liberty Plaza
        New York, New York 10006                          7.10%
-------------------------------------------------------------------------------
M       Mitsubishi Securities Co., Ltd.
        5-2, Marunouchi 2-chome
        Chiyoda-ku, Tokyo 100-0005 Japan                 79.40%
-------------------------------------------------------------------------------
Y       California State Automobile Association
        & California State Automobile Association
        Inter-Insurance Bureau Autosave Plan*             6.22%
-------------------------------------------------------------------------------
Y       Betz Dearborn, Inc.
        Employee Stock Ownership & 401(k) Plan*          10.24%
-------------------------------------------------------------------------------
Y       Illinois Tool Works, Inc.
        Savings & Investment Plan*                       15.76%
-------------------------------------------------------------------------------
Y       New York State Electric and Gas Corporation
        Tax Deferred Savings Plan*                       18.30%
-------------------------------------------------------------------------------
Y       Putnam Investments*                              29.99%
-------------------------------------------------------------------------------

* The address for the names listed are: c/o Putnam Fiduciary Trust Company, Investors Way, Norwood, MA 02062-9105

Trustee shares table

The table below shows the number of shares beneficially owned by each Trustee in the fund as of August 31, 2002.

                                      Number of shares owned in Putnam
Name of Trustee                         U.S. Government Income Trust
-------------------------------------------------------------------------------
Jameson A. Baxter                                    171
-------------------------------------------------------------------------------
Charles B. Curtis                                    106
-------------------------------------------------------------------------------
John A. Hill                                         633
-------------------------------------------------------------------------------
Ronald J. Jackson                                    172
-------------------------------------------------------------------------------
Paul L. Joskow                                       151
-------------------------------------------------------------------------------
Elizabeth T. Kennan                                  301
-------------------------------------------------------------------------------
John H. Mullin, III                                  511
-------------------------------------------------------------------------------
Robert E. Patterson                                1,237
-------------------------------------------------------------------------------
W. Thomas Stephens                                   136
-------------------------------------------------------------------------------
W. Nicholas Thorndike                                195
-------------------------------------------------------------------------------
Lawrence J. Lasser                                   195
-------------------------------------------------------------------------------
George Putnam, III                                   246
-------------------------------------------------------------------------------
A.J.C. Smith                                         888
--------------------------------------------------------------------------------

At August 31, 2002, the Trustees and officers of your fund owned less than 1% of the outstanding shares of such fund on that date.


PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581                                        85223 8/02




Your vote is important. For your convenience, you can vote your proxy in any of these three ways.



1                             2                                     3
-----------------------------------------------------------------------------------------------------
TELEPHONE                     INTERNET                              MAIL
-----------------------------------------------------------------------------------------------------
Call us toll-free at          Go to                                 Mail in the proxy card
1-888-221-0697                https://www.proxyweb.com/Putnam       attached below
-----------------------------------------------------------------------------------------------------
* Enter the 14-               * Enter the 14-digit control number   * Please sign
digit control number          printed on your proxy card.           and date your proxy card.
printed on your proxy card.
-----------------------------------------------------------------------------------------------------
* Follow the                  * Follow the instructions on the      * Detach the card from this
automated telephone           site.                                  proxy form.
directions.
-----------------------------------------------------------------------------------------------------
* There is no need            * There is no need for you to return  * Return the card in the postage-
for you to return your        your proxy card.                      paid envelope provided.
proxy card.
-----------------------------------------------------------------------------------------------------



PLEASE FOLD AT PERFORATION BEFORE DETACHING

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided.

Proxy for a meeting of shareholders to be held on December 12, 2002, for PUTNAM U.S. GOVERNMENT INCOME TRUST.


This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, Robert E. Patterson and W. Nicholas Thorndike, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of Putnam U.S. Government Income Trust on December 12, 2002 at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.


-------------------------------------------------
Shareholder sign here         Date


-------------------------------------------------
Co-owner sign here            Date


HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name

-----------------------------------------------------------
Street

-----------------------------------------------------------
City                          State                     Zip

-----------------------------------------------------------
Telephone

-----------------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-----------------------------------------------------------

-----------------------------------------------------------

DEAR SHAREHOLDER:

Please help us to eliminate the expense of follow-up mailings by recording your voting instructions via the Internet or Automated
Telephone or by signing and returning this proxy card, A postage-paid envelope is enclosed for your convenience.


THANK YOU!


PLEASE FOLD AT PERFORATION BEFORE DETACHING


If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote your shares in the same manner as the Trustees recommend.

Please vote by filling in the appropriate boxes below.
THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1:

1. Proposal approving an amendment to              FOR       AGAINST    ABSTAIN
   eliminate the fund's fundamental
   investment policy that requires the fund
   to invest only in bonds that are backed
   by the full faith and credit of the
   United States.                                  [ ]         [ ]        [ ]

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

2. Proposal approving an amendment to              FOR       AGAINST    ABSTAIN
   the fund's fundamental investment
   restriction with respect to borrowing.          [ ]         [ ]        [ ]

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 3:

3. Proposal approving an amendment to              FOR       AGAINST    ABSTAIN
   the fund's fundamental investment
   restriction with respect to making
   loans.                                          [ ]         [ ]        [ ]


Note: If you have questions on the proposals, please call 1-800-225-1581.